Consolidated Statement of Cash Flows	12 Months Ended
Dec. 31, 2020
Supplemental Cash Flow Information [Abstract]
Consolidated Statements of Cash Flows	CONSOLIDATED STATEMENTS OF CASH FLOWS
The changes in non-cash balances related to operations consist of the following:

Year ended December 31 (millions of dollars)	2020	2019
Accounts receivable (Note 9)[1]	12	(73)
Due from related parties	89	(160)
Materials and supplies (Note 10)[1]	—	(1)
Prepaid expenses and other assets (Note 10)[1]	(9)	(8)
Other long-term assets (Note 14)	(1)	(2)
Accounts payable (Note 15)[1]	37	7
Accrued liabilities (Note 15)[1]	(62)	38
Due to related parties	27	213
Accrued interest (Note 15)	14	8
Long-term accounts payable and other long-term liabilities (Note 16)[1]	1	—
Post-retirement and post-employment benefit liability (Note 16)	72	33
	180	55
[1] Adjusted for amounts related to acquisitions. See Note 4 - Business Combinations for more details.
Capital Expenditures
The following tables reconcile investments in property, plant and equipment and intangible assets and the amounts presented in the consolidated statements of cash flows for the years ended December 31, 2020 and 2019. The reconciling items include net change in accruals and capitalized depreciation.

Year ended December 31, 2020 (millions of dollars)	Property, Plant and Equipment	Intangible Assets	Total
Capital investments	(1,751)	(127)	(1,878)
Reconciling items	33	1	34
Cash outflow for capital expenditures	(1,718)	(126)	(1,844)

Year ended December 31, 2019 (millions of dollars)	Property, Plant and Equipment	Intangible Assets	Total
Capital investments	(1,551)	(116)	(1,667)
Reconciling items	38	1	39
Cash outflow for capital expenditures	(1,513)	(115)	(1,628)
Capital Contributions
Hydro One enters into contracts governed by the OEB Transmission System Code when a transmission customer requests a new or upgraded transmission connection. The customer is required to make a capital contribution to Hydro One based on the shortfall between the present value of the costs of the connection facility and the present value of revenues. The present value of revenues is based on an estimate of load forecast for the period of the contract with Hydro One. Once the connection facility is commissioned, in accordance with the OEB Transmission System Code, Hydro One will periodically reassess the estimated load forecast which will lead to a decrease, or an increase in the capital contributions from the customer. The increase or decrease in capital contributions is recorded directly to property, plant and equipment in service. In 2020, there were no capital contributions from these assessments (2019 - $3 million). In 2019, this represented the difference between the revised load forecast of electricity transmitted compared to the load forecast in the original contract, subject to certain adjustments.
Supplementary Information

Year ended December 31 (millions of dollars)	2020	2019
Net interest paid	493	494
Income taxes paid	30	21